Exhibit 99.1
A Powerful Tomorrow Starts Today March 3-4, 2009

Forward-Looking Statement This presentation contains forward-looking statements, including statements regarding our earnings outlook, capital expenditure estimates and growth rates. Neither Pinnacle West nor APS assumes any obligation to update these statements or make any further statements on any of these issues, except as required by applicable law. These forward-looking statements are often identified by words such as "estimate," "predict," "hope," "may," "believe," "anticipate," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by Pinnacle West or APS. In addition to the Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2008, these factors include, but are not limited to, state and federal regulatory and legislative decisions and actions, including the outcome or timing of the pending rate case of APS; increases in our capital expenditures and operating costs and our ability to achieve timely and adequate rate recovery of these increased costs; our ability to reduce capital expenditures and other costs while maintaining reliability and customer service levels, and unexpected developments that would limit us from achieving all or some of our planned capital expenditure reductions; volatile fuel and purchased power costs, including fluctuations in market prices for natural gas, coal, uranium and other fuels used in our generating facilities, availability of supplies of such commodities, and our ability to recover the costs of such commodities; the outcome and resulting costs of regulatory, legislative and judicial proceedings, both current and future, including those related to environmental matters and climate change; the availability of sufficient water supplies to operate our generation facilities, including as the result of drought conditions; the potential for additional restructuring of the electric industry, including decisions impacting wholesale competition and the introduction of retail electric competition in Arizona; regional, national and international economic and market conditions, including the strength of the housing, credit and financial markets; the potential adverse impact of current economic conditions on our results of operations; the cost of debt and equity capital and access to capital markets; changes in the market price of our common stock; restrictions on dividends or other burdensome provisions in new or existing credit agreements; our ability, or the ability of our subsidiaries, to meet debt service obligations; current credit ratings remaining in effect for any given period of time; the performance of the stock market and the changing interest rate environment, which affect the value of our nuclear decommissioning trust, pension, and other postretirement benefit plan assets, the amount of required contributions to Pinnacle West's pension plan and contributions to APS' nuclear decommissioning trust funds, as well as the reported costs of providing pension and other postretirement benefits and our ability to recover such costs; volatile market liquidity, any deteriorating counterparty credit and the use of derivative contracts in our business (including the interpretation of the subjective and complex accounting rules related to these contracts); changes in accounting principles generally accepted in the United States of America, the interpretation of those principles and the impact of the adoption of new accounting standards; customer growth and energy usage; weather variations affecting local and regional customer energy usage; power plant performance and outages; transmission outages and constraints; the completion of generation and transmission construction in the region, which could affect customer growth and the cost of power supplies; risks inherent in the operation of nuclear facilities, such as environmental, regulatory, health and financial risks, risk of terrorist attack, planned and unplanned outages, and unfunded decommissioning costs; the ability of our power plant participants to meet contractual or other obligations; technological developments in the electric industry; the results of litigation and other proceedings resulting from the California and Pacific Northwest energy situations; the performance of Pinnacle West's subsidiaries and any resulting effects on its cash flow; the strength of the real estate market and economic and other conditions affecting the real estate market in SunCor's market areas, which include Arizona, Idaho, New Mexico and Utah; and other uncertainties, all of which are difficult to predict and many of which are beyond the control of Pinnacle West and APS

Who We Are NYSE Ticker: PNW Market Cap: $3 Billion Enterprise Value: $7 Billion Competitive Energy Services Provider $70 Million Venture Investments $28 Million Real Estate Developer $547 Million Regulated Electric Utility $11 Billion 2008 Assets $12 Billion At our core, we are an electricity company.

PNW: Our Value Proposition Deliver Superior Shareholder Returns Capitalizing on Attractive Fundamentals Vertically integrated utility High growth service territory Diversified energy mix Operational excellence Strong, energetic leadership Strengthening Financial Position $2.10 per share annual dividend Investment grade credit ratings Adequate liquidity and access to capital Convert growth into superior ROE Improving Regulatory Environment Progress in recent years Shared values Building collaborative relationships Compelling Capital Investment Opportunities Abundant solar resource in Arizona Nuclear expansion option - leveraging our experience Distribution system growth Transmission expansion - timely and full recovery

Shaping Our Business Environment Integrating stakeholder agendas ensures a successful and sustainable future.

A Leadership Team of Industry Veterans Our top executives have more than 150 combined years of creating shareholder value in the energy industry Jim Hatfield SVP & CFO Don Robinson APS President & COO Randy Edington EVP & Chief Nuclear Officer Don Brandt CEO Steve Wheeler EVP Customer Service & Regulation John Denman SVP Fossil Generation

SunCor Initiatives IDAHO UTAH NEW MEXICO ARIZONA Boise St. George Santa Fe Sedona Prescott Phoenix Objective is to maximize value of SunCor's assets Re-evaluating SunCor's strategy (process under way) Expect to review details during first-quarter earnings call

Service Territory 1.1 million customer accounts 34,646 square miles Customer Growth 1.4% in 2008 1% growth expected through 2010 3-4% historically - well above industry average Resources 6,274 MW owned/leased capacity 1,958 MW contracted conventional resources in operation 502 MW contracted renewables in operation or under development 2008 Peak Demand - 7,026 MW Arizona's Largest and Longest-Serving Electric Utility Serving Arizona customers since 1887 - 15 years before statehood.

Today's Agenda Reflects Our Focus Delivering Shareholder Value Achieving Strong Financial Performance Embracing Collaborative Regulatory Processes Powering Arizona's Energy Future

Powering Arizona's Energy Future

Positive, but Slower Growth Near Term Despite slowing growth, we expect continued positive growth in retail sales. Year '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 Retail Sales (MWh) 21364.2395 22388.264 22681.811 23444.426 24343.777 25620.559 26605.138 28024.959 28625.957 28934.338 29333.731 29309.238 29424.892 29744.817 30364.836 31296.856 32370.405 33457.153 34563.248 35610.843 Customer Growth 0.043345785 0.04100037 0.036106421 0.032797528 0.033131662 0.037064534 0.043538994 0.044610335 0.032540585 0.015 0.009569119 0.008846524 0.012652342 0.018209456 0.026023848 0.034576214 0.036854283 0.037488001 0.035429505 0.032779433 Retail Sales (MWh) Customer Growth Projected

Growth Consistently Outperforms U.S. APS Customer Growth Arizona Population Growth U.S Population Growth '87 0.0467 0.051 0.009 '88 0.033 0.023 0.009 '89 0.0262 0.022 0.009 '90 0.0225 0.018 0.011 '91 0.0222 0.03 0.013 '92 0.027 0.032 0.014 '93 0.0291 0.032 0.013 '94 0.0372 0.035 0.012 '95 0.0403 0.033 0.012 '96 0.0422 0.037 0.012 '97 0.0428 0.038 0.012 '98 0.0398 0.037 0.012 '99 0.043 0.039 0.012 '00 0.041 0.034 0.011 '01 0.036 0.026 0.01 '02 0.033 0.027 0.01 '03 0.033 0.025 0.009 '04 0.037 0.03 0.009 '05 0.044 0.036 0.009 '06 0.045 0.036 0.01 '07 0.033 0.028 0.01 '08 0.015 0.023 0.009 Arizona has ranked in the top five for population growth over the last 20 years. After every downturn, there has been a rebound in growth. Annual Growth

2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Owned - Operating 6267 6270 6270 6270 6270 6270 6270 6270 6270 6270 6270 6270 6270 6270 6270 6270 6270 Contracted - Operating 1909 2231 2231 2231 2226 2226 2226 1726 1226 1226 1226 666 186 36 26 26 26 Contracted - Planned 15 48 79 373 373 372 372 395 395 395 395 395 395 395 394 394 289 Load Requirements (15% RM) 8317 8398 8510 8663 8784 9105 9457 9828 10203 10561 10914 11254 11669 12015 12363 12714 13070 Planning for New Energy Resources Tomorrow's energy needs require a flexible and responsive approach to changing industry dynamics. Resource planning fills the gap

A Balanced and Strategic Approach We have competitive advantages to capitalize on renewable and nuclear resources to provide a diversified energy mix. Provides flexibility to incorporate renewables Maintains gas consumption near 2009 levels Excellent and reliable base load resource Less exposure to carbon and climate pressures relative to industry peers Experienced operator of largest nuclear plant in U.S. New capacity options being explored Abundant solar resources in Arizona High customer interest and incentives Approved recovery mechanisms 2009 2025 Coal 0.37 0.24 Nuclear 0.26 0.32 Natural Gas 0.33 0.21 Renewables & EE 0.04 0.23 Renewables & Energy Efficiency Renewables & EE Energy Mix

Germany Renewable Energy Rises With the Sun We intend to make Arizona the "Solar Capital of the World." Japan Solar Insolation Comparison (kWh/year) Japan's solar insolation is comparable to Florida, ranked 11th in the U.S. Arizona Germany - one of countries with highest installed capacities despite Seattle-like weather conditions

Solana: A "Sunny Place" for Renewables 280-MW concentrating solar trough 30-year PPA for all output (900 GWh/year) Planned commercial operation in 2012 Near existing transmission lines Thermal storage capability with summer on-peak capacity factor over 90% To be built, owned and operated by Abengoa Solar Solana will provide APS with more solar electricity per customer than any other U.S. utility.

Palo Verde: Energy Cornerstone of the Southwest '03 '04 '05 '06 '07 '08 APS Capacity Factors 0.874 0.837 0.774 0.707 0.79 0.844 Industry Average 0.852 0.885 0.873 0.885 0.908 APS Industry Capacity Factors Our Goals By 2013 Generation Consistent site capacity factor greater than 88% Outages of 30 days per unit or less Operating Costs Production cost of $0.02/kWh or less Safety ISAR top quartile No NRC findings greater than green INPO 1 The envy of the nuclear industry for more than a decade, Palo Verde is back on track as a top performer. 90% 84%

Top-Tier Coal Fleet Performance '03 '04 '05 '06 '07 '08 APS Capacity Factors 0.75800000013148 0.842 0.871 0.863 0.875 0.861 Industry Average 0.685 0.706 0.719 0.736 0.748 APS Industry Our coal plants are industry performance leaders. Capacity Factors Top-quartile capacity factors for past 14 years Strong 2008 capacity factors Four Corners at 86% Cholla at 87% Performance Drivers: Conservative operating practices Rigorous testing and maintenance Highly experienced plant management 75% 86%

Our Natural Gas Fleet Provides Flexibility A flexible and cost-effective natural gas fleet helps us diversify our energy mix and deliver electricity when it's needed most. Efficient Intermediate Fleet Provides Flexibility* Peaking Fleet There When We Need Them '03 '04 '05 '06 '07 '08 APS Capacity Factors 0.42 0.25 0.39 0.43 0.46 0.43 '03 '04 '05 '06 '07 '08 Summer EAF 0.9695 0.9314 0.9842 0.9932 0.9821 0.9618 Annual EAF 0.9 0.9 0.93 0.96 0.94 0.92 Capacity Factor Availability Factor 43% * Includes Redhawk, West Phoenix and merchant toll agreement. 2008 average heat rate for West Phoenix and Redhawk combined-cycle units 7,400 Btu/kWh. Summer Annual 96% 92%

100 MW 970 MW 1032 MW 350 MW 4300 MW 1005 MW Legend NORTH SAGUARO N .. GILA PALO VERDE - HASSAYAMPA YUCCA GILA BEND REDHAWK KYRENE WEST WING BAGDAD 2016 PINNACLE PEAK CHOLLA NAVAJO 2014 .. 2014 2009 CORONADO FLAGSTAFF ( APS ) 2012 2 0 1 0 2009 SUNDANCE 2013 HARQUAHALA FOUR CORNERS DESERT BASIN TBD Line Relocation 2010 Transmission Investment is Key 10-Year Transmission Plan: $1 billion of new transmission investment Over 280 miles of new lines Increases import capability by 22% to metro Phoenix and 39% to Yuma Working with regulators to identify transmission projects for renewables With FERC formula rates and retail adjustor, APS earned allowed transmission return on equity of 10.75% in 2008 100 MW 970 MW 1032 MW 350 MW 4300 MW 1005 MW Planned lines Existing lines Solar potential area Wind potential area Biomass potential area Geothermal potential area Strategic investment is needed to maintain reliability and bring diversified resources to our customers.

APS: Superior Customer Satisfaction '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 105 96 105 112 81 97 79 106 90 91 92 Low Outage Time Per Customer Outstanding Residential Customer Satisfaction Ratings Our employees take pride in providing top-tier customer service. 1 Outage Minutes/Year Rating Company Score Portland General Electric 670 Arizona Public Service 652 Pacific Gas and Electric 633 Southern California Edison 631 Pacific Power 631 Rocky Mountain Power 626 San Diego Gas & Electric 622 Xcel Energy-West 606 Nevada Power 595 Puget Sound Energy 589 Industry Average 626 APS Top-Quartile Performance 2008 J.D. Power Residential Customer Survey; data reflects Western IOU's Actuals Trend Line

Embracing Collaborative Regulatory Processes

A Fresh Regulatory Approach We are taking a proactive approach with our Commission. APS' key regulatory goals: Timely cost recovery and return on investment Financial strength and stability Resource and transmission plan approvals Support for renewables and energy efficiency Collaboration on comprehensive state energy policy In support of these goals, several matters are currently pending: General retail rate case Resource plan filed January 2009 Updated transmission plan filed January 2009 Demand response program

APS and ACC Share Similar Values Rates / Reliability Keeping rates reasonable while maintaining superior reliability ROE Allow for timely recovery of costs and return on investment Renewable Resources Diversify resource base to include renewables Conventional Resources Identify additional resources to complement renewables and energy efficiency Smart Grid Expand smart grid and energy efficiency programs As Arizona grows, APS and the ACC are working together to ensure safe, reliable and affordable electricity.

Our Regulatory Mix Transmission 0.965 Generation Distribution 4.4 Transmission 18% Generation & Distribution 82% ACC FERC Effective Date 7/1/2007 6/1/2008 Test Year Ending 9/30/2005 12/31/2007 Rate Base $4.4 B $1.0 B Equity Layer 55% 54% Allowed ROE 10.75% 10.75% The bulk of APS' revenues come from our regulated retail rate base; we also have a meaningful transmission business. $5.4 Billion Total Approved Rate Base Most Recent Rate Decisions

APS Revenues by Recovery Mechanisms We have received supportive regulatory decisions providing more timely recovery. Test Year Historical Forecasted PSA TCA RES DSM* EIS* Base Rates Other** 2004 2005 2006 2007 2008 Base Rate Revenues 1957 2114 2239 2536 2662 RES 7 7 8 9 25 TCA 0 0 0 0 31 PSA 0 0 265 231 183 Other (a) 233 150 146 161 232 $ Millions Regulated Electricity Revenue by Recovery Mechanism * Minimal amounts provided by these mechanisms in 2008; future contributions expected. ** Includes revenues from wholesale electricity and transmission sales, electricity and other commodity sales and other miscellaneous services.

ACC Approved Interim Rates Approved by ACC December 18, 2008 Base rate surcharge effective until general rate case decision $65.2 million annual pretax retail revenues Effective for customer bills after December 31, 2008 Subject to refund, with interest, pending general rate case outcome APS to target additional cost reductions of at least $20 million Revenues and cost savings will be used to: Fund infrastructure and technology Reduce need for external debt financing The interim rate decision supports APS' financial strength while providing customers rate stability.

Comparison of Rate Case Positions Rate base ($ billions) $ 5.4 $ 5.3 $ 4.9 $ 5.4 Common equity 54% Return on common equity 11.50% 11.00% 9.60% 11.50% APS Request ACC Staff RUCO Annual revenue increases ($ millions): Non-fuel rate increase $ 264 $ 155 $ (14) $ 206 Net fuel-related rate increase 14 11 14 9 Net rate increase $ 278 $ 166 $ - $ 215 AECC Diverse stakeholder positions in our rate case provide an opportunity to establish middle ground - and a potential settlement.

Rate Case: A Work in Progress Completed Timing Stage March 24, 2008 Initial Rate Filing June 2, 2008 Updated Rate Filing December 19, 2008 Staff & Intervenor Testimony - Part 1 January 9, 2009 Staff & Intervenor Testimony - Part 2 In process January 30, 2009 Settlement Discussions Commenced October 1, 2009 Requested Effective Date We have paused our traditional regulatory schedule to pursue settlement discussions.

Federal Rate Regulation Progress FERC Formula Rates adopted in 2008 Based on FERC Form 1 and certain projections Retail portion flows through ACC Transmission Cost Adjustor Adjusted annually Allowed ROE of 10.75% We have achieved constructive, timely transmission rate treatment.

Achieving Strong Financial Performance

Capex: Past, Present and Future We have reduced capex based on current slowed growth, yet still plan to spend significant amounts for infrastructure. 2004 2005 2006 2007 2008 2009 2010 2011 2012 Generation 144 356 176 353 310 288 274 319 392 Transmission 67 92 113 138 163 275 99 185 204 Distribution 275 325 357 372 340 276 266 356 362 Other 29 36 16 37 43 44 37 50 48 Reductions/Deferrals 0 0 0 0 0 205 320 57 0 Total w/o reductions/deferrals 515 809 662 900 856 883 676 910 1006 $ Millions * Based on APS capital expenditures (excluding SunCor and PNW Other). 2004 includes PWEC expenditures related to plants transferred to APS in 2005. Generation Transmission Distribution Other Deferrals/Reductions Projected

APS Expects Strong Rate Base Growth Continuing customer growth translates to strong growth in our rate base. 2007 2008 2009 2010 2011 2012 5907 6311 6643 6923 7163 7569 5% Compound Annual Growth Rate $ Millions Combined ACC and FERC rate base. Growth driven primarily by capital expenditures.

Reducing Costs, Not Service '00 '01 '02 '03 '04 '05 '06 '07 APS 237 233 246 258 275 302 319 329 Industry 299 287 308 308 315 341 347 366 We spend less on O&M per customer than our peers without sacrificing reliability and customer service. O&M* Low Relative to Industry O&M Expense Per Customer Industry Average** APS * Based on FERC Form 1 filings ** Non-production O&M '00 '01 '02 '03 '04 '05 '06 '07 '08 199 196 211 218 224 220 224 224 230 Workforce Becoming More Efficient Customers Per Employee

Managing Costs and Efficiency Long-term Coal & Nuclear Fuel Supply Contracts Hedging Program APS manages price volatility risk for fuel and power purchases through rolling 36-month hedge Workforce Reduction About 550 positions eliminated in 2008 Interim Rate Case Efficiency Review Cost savings of at least $20 million We are focused on reducing costs and mitigating volatility exposure.

Adequate Liquidity Resources Capacity Borrower ($ Millions) Matures PNW $ 283 Dec. '10 APS 377 Dec. '10 APS 489 Sep. '11 SunCor 125 Feb. '10 $1,274 Solid bank group No MAC clauses or "clean down" provisions We have sufficient liquidity and access to credit. Credit Facilities Cash ST Debt Current LTD Available Liquidity $1,024 Liquidity FFO CapEx Dividend Cushion $656 December 31, 2008 * Available Liquidity Est. 2009 Cash Sources & Uses * Pro forma for February 2009 APS $500 million debt issuance and SunCor revolver extension. $ Millions Credit Facilities

No Near-term Debt Maturities 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 SunCor 81.5 9.5 89.5 2 PNW 175 APS 400 379 301.3 488 250 500 $ Millions APS PNW SunCor As of February 27, 2009 Pinnacle West and APS have no significant refinancing requirements until 2011.

Top 15 Highest Yielding Companies Dividend Yield Average INTEGRYS ENERGY GROUP 0.1131 0.0589 NISOURCE INC. 0.1051 0.0589 HAWAIIAN ELECTRIC 0.0894 0.0589 UIL HOLDINGS CORPORATION 0.084 0.0589 TECO ENERGY, INC. 0.0835 0.0589 PINNACLE WEST 0.08 0.0589 DTE ENERGY COMPANY 0.0792 0.0589 PEPCO HOLDINGS, INC. 0.072 0.0589 WESTAR ENERGY, INC. 0.071 0.0589 CENTERPOINT ENERGY, INC. 0.0707 0.0589 PROGRESS ENERGY, INC. 0.07 0.0589 DUKE ENERGY 0.0683 0.0589 ALLETE, INC. 0.0661 0.0589 CONSOLIDATED EDISON, INC. 0.0652 0.0589 PNM RESOURCES, INC. 0.065 0.0589 ALLIANT ENERGY 0.0649 0.0589 OGE ENERGY CORP. 0.0648 0.0589 AMEREN CORPORATION 0.0648 0.0589 VECTREN CORPORATION 0.0642 0.0589 SCANA CORPORATION 0.0624 0.0589 GREAT PLAINS ENERGY, INC. 0.0613 0.0589 AMERICAN ELECTRIC POWER 0.0585 0.0589 DOMINION RESOURCES, INC. 0.058 0.0589 DPL INC. 0.0567 0.0589 SOUTHERN COMPANY 0.0554 0.0589 XCEL ENERGY, INC. 0.0536 0.0589 CH ENERGY GROUP, INC. 0.0518 0.0589 FIRSTENERGY CORP. 0.0517 0.0589 AVISTA CORPORATION 0.0503 0.0589 IDACORP, INC. 0.0493 0.0589 PUBLIC SERVICE ENTERPRISE 0.0487 0.0589 CONSTELLATION ENERGY 0.0486 0.0589 PPL CORPORATION 0.048 0.0589 NSTAR 0.0466 0.0589 UNISOURCE ENERGY 0.0461 0.0589 EDISON INTERNATIONAL 0.0456 0.0589 ENTERGY CORPORATION 0.0445 0.0589 EXELON CORPORATION 0.0445 0.0589 PG&E CORPORATION 0.044 0.0589 CLECO CORPORATION 0.0439 0.0589 NORTHEAST UTILITIES 0.0434 0.0589 NV ENERGY,INC. 0.0431 0.0589 FPL GROUP, INC. 0.0417 0.0589 SEMPRA ENERGY 0.0375 0.0589 WISCONSIN ENERGY 0.0339 0.0589 CMS ENERGY CORPORATION 0.0325 0.0589 ALLEGHENY ENERGY 0.0254 0.0589 PNW 8.0% Top-Tier Dividend Yield Industry Average 5.9% As of February 27, 2009 Pinnacle West Electric Utilities Yield Pinnacle West's annual dividend is $2.10 per share.

Guidance Estimates* 2009 2010 APS $ 2.35 $ 3.00 Parent and all other, net (0.05) - Estimated EPS $ 2.30 $ 3.00 Key Assumptions 2009 Interim base rate surcharge effective entire year Before effects of potential general retail rate case decision 2010 General retail rate case request granted in full and effective entire year 2009 - 2010 Earnings Guidance As of February 20, 2009 We estimate our consolidated EPS will be within a reasonable range around $2.30 in 2009 and $3.00 in 2010. * Each estimate is within a reasonable range around the specified amount. Excludes impact from SunCor

Delivering Shareholder Value

PNW: Our Value Proposition Deliver Superior Shareholder Returns Capitalizing on Attractive Fundamentals Vertically integrated utility High growth service territory Diversified energy mix Operational excellence Strong, energetic leadership Strengthening Financial Position $2.10 per share annual dividend Investment grade credit ratings Adequate liquidity and access to capital Convert growth into superior ROE Improving Regulatory Environment Progress in recent years Shared values Building collaborative relationships Compelling Capital Investment Opportunities Abundant solar resource in Arizona Nuclear expansion option - leveraging our experience Distribution system growth Transmission expansion - timely and full recovery

Appendix

Ratings Pinnacle West APS Senior Unsecured Debt Moody's Baa3 Baa2 S&P BB+ BBB- Fitch - BBB Outlook Moody's Stable Stable S&P Stable Stable Fitch Negative Stable Commercial Paper Moody's P3 P2 S&P A3 A3 Fitch F3 F3 Investment Grade Credit Ratings

PNW APS APS % of Bank ($ in millions) 2010 2010 2011 Total Original Total BNY Mellon $ 30 $ 40 $ 40 $ 110 9% Bank of America 17 23 70 110 9% Citigroup 29 39 38 106 9% JP Morgan Chase 29 39 38 106 9% Wells Fargo 17 23 66 106 9% KeyBank 29 39 30 98 8% Credit Suisse 17 23 38 78 7% Barclay's 17 23 30 70 6% UBS Warburg 17 23 30 70 6% Union Bank 29 39 - 68 6% Mizuho 21 29 - 50 4% All Others 31 37 109 177 15% Current Total 283 377 489 1,149 96% Lehman Brothers 17 23 11 51 4% Original Total $ 300 $ 400 $ 500 $1,200 100% Solid Revolver Bank Groups

Kristin Mayes Chairman Gary Pierce Terms Through January 2011 Elected November 2008, Terms Through January 2013 Sandra Kennedy Paul Newman Bob Stump The New ACC

Traditional Rate Base Post Test Year Projects Post Test Year Plant Attrition Adjustment Other-Net Net Fuel Increase Cost of Capital East 72 25 34 79 6 14 48 West North Adjusted 2007 test year Recognize capital expenditures through requested decision date Address earnings attrition Implement new growth impact fee Encourage energy efficiency programs Proposed Revenue Increase Traditional Rate Base Other - Net $14 Cost of Capital Attrition Adjustment Other Post Test-Year Plant In-Service Important Request Elements $79 $25 $34 $72 $6 $278 Million Post Test-Year Large Projects In-Service Net Fuel Increase $48 General Retail Rate Case Components

Significant Regulatory Progress Since 2005

We have made progress towards a supportive regulatory structure and improvement in the timing of cost recovery.

Mechanism	Adopted / Last Adj.	Description
Power Supply Adjustor ("PSA")	April 2005 / February 2009	• Recovers 90% of variance between actual fuel and purchased power costs and base fuel rate • Includes forward-looking, historical and transition components
Transmission Cost Adjustor ("TCA")	April 2005 / July 2008	• Recovers FERC-approved transmission costs related to retail customers • Resets annually as a result of the FERC Formula Rate process (see below)
Renewable Energy Surcharge ("RES")	May 2008 / January 2009	• Recovers costs related to renewable initiatives • Collects projected dollars to meet RES targets • Provides incentives to customers to install distributed renewable energy
Demand-Side Management Adjustor ("DSM")	April 2005 / Pending	• Recovers retroactively costs related to conservation and DSM programs above $10 million in base rates • Provides 10% performance incentive to APS for net benefits achieved • Provides rebates and incentives to participating customers
Environmental Improvement Surcharge ("EIS")	July 2007 / July 2007	• Recovers retroactive costs related to environmental upgrades not fully covered under base rates • Allows for cost recovery of ACC-approved projects
Retail Line Extension Fees	July 2007 / February 2008	• "Pay as you go" mechanism collects dollars spent for new construction at beginning of project • Better protects existing customers by allocating cost of expansion to developers
FERC Formula Rates	2008 / June 2008	• Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data • Resets annually

Key ACC Regulatory Proceedings

Case	Description	Docket Number
2008 General Rate Case	Currently in settlement discussions.	E-01345A-08-0172
2008 Interim Rate Approval	As part of 2008 rate request, APS received $65.2 million interim base rate surcharge effective January 1, 2009.	E-01345A-08-0172
Demand Side Management Programs 2008-2010	APS was authorized to recover $25.5 million per year.	E-01345A-03-0437 E-01345A-05-0526
Resource Plan	APS has filed for approval of its resource plan. Suggested financial recovery mechanisms included in report.	E-01345A-09-0037
Energy Efficiency Rate Incentives for Electric and Gas Utilities'	ACC Staff has begun workshop process to explore encouragement of energy efficiency through use of regulatory and rate incentives, including decoupling and performance-based utility incentives.	E-00000J-08-0314 G-00000C-08-0314
Demand Response Program	As ordered in 2007 rate decision, APS has requested approval of Commercial & Industrial Load Management Program. Annual budget for this program ramps up to $8.5 million by 2013.	E-01345A-08-0569
Concentrating Solar Power Contract (Solana)	In September 2008, ACC approved APS participation in Solana project.	E-01345A-08-0106
Transmission Cost Adjustor	In July 2008, ACC approved TCA increase to reflect changes in FERC transmission rates. APS collected $31.5 million through TCA mechanism in 2008.	E-01345A-08-0265

Influencing National Energy Policies Stimulus Package Tax Provisions Solar projects under construction by end of 2010 and in service by end of 2016 Treasury Grant: 30% of capital cost; at commercial operation date, or ITC: 30% of capital cost; available during construction Selected Appropriations Renewables / Transmission: $6 billion for cost of LGP guarantees Transmission / Distribution: $4.5 billion for modernizing grid Energy Efficiency: $9.4 billion for state grants and energy programs* Fossil Energy: $3.4 billion for clean coal and carbon capture research 2008 Legislation allows utilities to use the ITC Carbon/Environmental Legislation National Renewable Portfolio Standard We are actively working with our Regulators and Legislators on initiatives important to the industry. * Conditioned on assurances to implement pro-efficiency utility regulations and more stringent building codes.

A Diversified, Balanced Resource Plan

A Well-Balanced Generation Portfolio'

Conventional Contracts Mean Predictability

Renewable Contracts Provide Bridge

Innovest's highest rating (AAA) and ranked #2 electric utility Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World by Corporate Knights Storebrand's Social Responsibility Index "best in class" distinction EPA Climate Protection Award SEPA Top 10 Utility Solar Ranking Top 10 in U.S. in Technology Innovation and #1 utility Environmental, Sustainability and Technology Recognition

"APS' new system for monitoring transformer performance (TOAN) is a remarkable achievement and could potentially benefit electric utilities everywhere.... This system represents a significant step forward in managing and monitoring the electric grid." Thomas Kuhn Edison Electric Institute President June 2008 27 U.S. patents issued since 1997 State-of-the-art solar technology advancements Underground piping system inspections & maintenance Nuclear safety & maintenance Additional patents pending in U.S. and abroad Remote transformer monitoring (TOAN) Solar technology advancements Other innovative projects Coal conversion to Substitute Natural Gas CO2 emission capture using algae We're not just an energy company, we embrace technological innovation in our industry. Recipient of 2008 EEI Award Employee Innovation Supports Customer Reliability